Exchange Traded Concepts Trust

REX Gold Hedged FTSE Emerging Markets ETF

Summary Prospectus｜January 11, 2016

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | Ticker Symbol: GHE

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.rexetf.com. You can also get this information at no cost by calling 1-844-REX-1414, by sending an e-mail request to rexetf@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated January 11, 2016, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Fund Summary

Investment Objective

The REX Gold Hedged FTSE Emerging Markets ETF (the “Fund”) seeks to outperform the total return performance of the FTSE Emerging Gold Overlay Index by actively hedging a portfolio of emerging markets securities using gold futures.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.14%
Total Annual Fund Operating Expenses	0.79%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.14%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%

[1]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[2]
Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The Management Fee shown above is net of this waiver arrangement. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Fund’s Board of Trustees. The Adviser also has contractually agreed to waive its management fee and/or reimburse expenses in an amount equal to any Acquired Fund Fees and Expenses (excluding holdings in acquired funds for cash management purposes, if any) for at least one year from the date of this Prospectus. Prior to that time, this agreement may not be terminated except with the approval of the Fund’s Board of Trustees. Neither agreement provides for the recoupment by the Adviser of any amounts waived or reimbursed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any Fund fees waived or expenses reimbursed by the Adviser are reflected in the 1 Year amount only. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$66	$238

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective of outperforming the FTSE Emerging Gold Overlay Index (the “Benchmark”) by providing exposure to a gold-hedged emerging markets portfolio using a quantitative, rules-based strategy. The Fund will invest primarily in (i) equity securities of emerging markets companies of any market capitalization (“Emerging Markets Securities”); (ii) gold futures, (iii) ETFs and exchange-traded closed-end funds (“Underlying Funds”), American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”) that provide exposure to Emerging Markets Securities, (iv) ETFs or exchange-traded notes (“ETNs”) that provide exposure to gold, and (v) futures that provide exposure to Emerging Markets Securities. The Fund will also invest in fixed income instruments such as Treasury securities and other high-quality, short duration fixed income instruments, money market instruments, cash and cash equivalents to provide liquidity and collateralize its futures contracts. Under normal circumstances, the Fund seeks to achieve a similar level of volatility as that of the Benchmark, although there is no assurance it will do so.

The Benchmark measures the total return performance of a hypothetical portfolio consisting of Emerging Markets Securities and a long position in gold futures contracts, the notional value of which is comparable to the value of the Benchmark’s equity component. As of the date of this Prospectus, Chinese securities comprised a significant portion of the Benchmark.

Because the Fund is actively managed, it is not obligated to invest in the instruments included in the Benchmark or to track the performance of the Benchmark or of any index. For example, the Fund may access its exposure to gold through futures contracts or other instruments that are not included in the Benchmark, if such exposure would be more advantageous to the Fund than exposure to instruments included in the Benchmark. While the Fund seeks to outperform the Benchmark, there can be no assurance that it will do so. The Sub-Adviser continuously monitors the Fund’s holdings of equity securities, equities futures contracts, gold futures contracts or other commodity-linked instruments and fixed income instruments in order to enhance performance while still providing approximately equal exposure to equity securities and gold futures contracts.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. Therefore, in order to maintain exposure to gold futures contracts, the Benchmark must periodically migrate out of gold futures contracts nearing expiration and into gold futures contracts that have longer remaining until expiration — a process referred to as “rolling.” The impact from this continuous process of selling expiring contracts and buying longer-dated contracts is called roll yield. The Benchmark rolls these futures contracts according to a predefined schedule, regardless of the liquidity or roll yield of the futures contract selected.

The Fund will look to minimize the impact of rolling futures contracts in a number of ways. For example, the Fund may roll positions in gold futures contracts before or after the scheduled roll dates for the Benchmark to the extent of favorable market prices and available liquidity. Additionally, the Fund may attempt to minimize roll costs (and maximize yields) by rolling into the gold futures contract with the largest positive or smallest negative roll yield. This strategy for taking long positions in and unwinding exposure to gold futures contracts may cause the Fund to have more or less exposure to gold futures contracts than the Benchmark. Additionally, the Fund is not obligated to rebalance its exposures at the same time that the Benchmark rebalances its exposures, and the Fund may rebalance more or less frequently than the Benchmark to ensure that the Fund’s exposure to equities remains comparable to the Fund’s exposure to the price of gold.

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in Emerging Markets Securities, as such companies are classified by the Benchmark, or in instruments that have economic characteristics similar to equity securities of emerging markets companies. The Benchmark classifies a market as an emerging market based on a number of considerations related to the strength of the economy and the strength of capital market systems. The Benchmark classifies a company as being an emerging markets company based on a number of factors related to incorporation, listing, governance and operations of the company.

The Fund may hold futures contracts directly, but the Fund expects to gain exposure to futures contracts and commodity-linked instruments principally by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) advised by the Adviser. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the price of gold. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the commodities markets in a manner consistent with U.S. federal tax law requirements applicable to registered investment companies.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Benchmark concentrates in an industry or group of industries. As of the date of this Prospectus, the Benchmark was concentrated in the financial sector.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk. As an actively managed ETF, the Fund is subject to active management risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

ADR/GDR Risk. To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as Authorized Participants. To the extent that those Authorized Participants exit the business, or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create and redeem, Shares may trade at a discount to NAV and possibly face de-listing.

Commodity-Linked Investment Risk. The value of commodity-linked instruments is typically based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, weather and climate conditions, supply or demand, political and geo-political concerns, changes in international balance of payments and trade, currency devaluations and revaluations, market liquidity, and economic and regulatory developments.

Commodity Pool Risk. The Fund’s investments in futures contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is in the process of registering as a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund uses futures contracts, which is a type of derivative contract. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate, or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

Futures Contracts Risk. Futures contracts are a type of derivative investment, and the Fund, through its investment in the Subsidiary, is subject to the risks of investment in derivatives. In addition, there may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Early Closing Risk. An unanticipated early closing of the NYSE Arca (the “Exchange”) may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. An investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers.

Equity Risk. The prices of the equity instruments in which the Fund invests may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

ETN Risk. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. The value of the Fund’s securities may change on days when foreign exchanges are open but the Fund does not price its shares. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investing in China Risk. As of the date of this Prospectus, a significant portion of the Fund’s assets are invested in securities of Chinese issuers. Consequently, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder, including violence and labor unrest. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Gold Risk. Through its investments in financial instruments, the Fund will have exposure to the gold market. The price of gold may be affected by a variety of factors, including the global gold supply and demand and investors’ expectations with respect to the rate of inflation. Developments affecting the value of gold may have a significant impact on the Fund. Gold markets have been and will likely continue to be subject to sharp price fluctuations, which may lead to significant price fluctuations in the Shares of the Fund. In addition, it is possible that a shareholder may not realize his or her investment because the gold markets have historically experienced extended periods of flat or declining prices, in addition to sharp fluctuations. There is no assurance that gold will maintain its long-term value in terms of purchasing power in the future.

Industry and Sector Concentration Risk. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. To the extent the Fund’s investments are concentrated in or have significant exposure to a particular issuer, industry or group of industries, or asset class, the Fund may be more vulnerable to adverse events affecting such issuer, industry or group of industries, or asset class than if the Fund’s investments were more broadly diversified. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Benchmark, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors and industries the Fund may have exposure to over time and should not be relied on as such.

Financial Sector Risk. The Fund may invest in companies in the financial sector, and  therefore the performance of the Fund could be negatively impacted by events affecting  this sector. This sector can be significantly affected by changes in interest rates,  government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

Interest Rate Risk. The value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

Issuer Risk. Issuer-specific events, including changes in the financial condition of an issuer, may have a negative impact on the value of the Fund.

Large-Capitalization Risk. The Fund will invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Liquidity Risk. The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the Shares.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Privatization Risk. Some countries in which the Fund invests have privatized, or have begun a process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the subsidiary, will not have all of the protections offered to shareholders of registered investment companies.

Tax Risk. The Fund intends to invest indirectly in commodity instruments through the Subsidiary to ensure that it qualifies as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Trading Risk. Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained.

Underlying Funds Risk. The Fund will invest in Underlying Funds, and the Fund’s performance will be directly related to the performance of those Underlying Funds. Through its positions in the Underlying Funds, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an Underlying Fund could decrease.

U.S. Government Securities Risk. The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC (the “Sub-Adviser”), serves as sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President of the Sub-Adviser, has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The Shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”). The Shares that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in a large specified number of Shares called a “Creation Unit.” The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units of at least 50,000 Shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and/or a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 50,000 Shares of the Fund (or multiples thereof).

The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The distributions made by the Fund are generally taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.